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                                                                EXHIBIT 99.466.1

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                                                                      energy.com
                             A REVIEW OF FINDINGS, OPINIONS, AND RECOMMENDATIONS






                                                               February 29, 2000
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VALUABLE ASSETS AND STRENGTHS



    80 POWER MARKETERS SIGNED UP

    TESTED AND WELL THOUGHT OUT BUSINESS MODEL

    FIRST MOVER ADVANTAGE (DIMINISHING)

    VISIONARY CEO

    DEEP DOMAIN KNOWLEDGE AND CAPABLE STAFF

    DETAILED INSIGHT INTO THE DEREGULATING ACTIVITIES STATE BY STATE

    www.energy.com










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STRUCTURAL AND OPERATING ISSUES DEGRADING INITIAL VALUATION

        TOO MUCH "VISION" TOO LITTLE OPERATING FOCUS

            - FREQUENT DIRECTION CHANGES

            - "EXTRANEOUS" SERVICES

            - SITE TRIES TO APPEAL TO TOO MANY CONSTITUENCIES - NOT CLEAR TO ANY



       AMBIGUOUS ACCOUNTABILITY AND METRICS FOR SUCCESS

            - LACKING BOARD LEVEL OVERSIGHT

            - LITTLE SERVICE LEVEL ACCOUNTABILITY



       INSUFFICIENT RESOURCES IN CORE REVENUE GENERATING AREAS, WHILE MAINTAINING RESOURCES IN NON-CORE


       E-COMMERCE PLATFORMS LACK ARCHITECTURE AND PROCESS CONTROLS

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FOCUS THE BUSINESS

        ELIMINATE NON-CORE SERVICES

            - CONTENT

            - JOBS

            - SUPERSTORE

        CURRENT HOME PAGE IS CONFUSING - UNCLEAR WHAT CONSTITUENCY IS TARGETED

            - RESIDENTIAL BUYERS

            - COMMERCIAL BUYERS

            - INDUSTRY INSIDERS

            - INTEREST GROUPS

        CLEAN UP HOME PAGE TO REFLECT CORE AUDIENCE

            - RESIDENTIAL AND SMALL BUSINESS ENERGY BUYERS GO HERE

            - LARGE COMMERCIAL AND INDUSTRIAL ENERGY BUYERS GO THERE

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PUT IN STRONG COO OR SVP MARKETING


          CONTROL VISION / INSULATE STAFF

          FOCUS OPERATIONS

          ELIMINATE UNNECESSARY SERVICES



                                   STRONG COD

     DIRECT REPORTS

            - STRONG PRODUCT MANAGERS

            - VP MARKETING

            - VP SNGINEERING

            - VP SALES

     PRODUCT MANAGERS RESPONSIBLE FOR P&L OF PRODUCT

     SALES REPS ASSIGNED TO PMS, COSTS AND PERFORMANCE MEASURED BY PMS AND COACHED BY VP SALES

     MATRIX TO VP MARKETING FOR MARKETING SUPPORT

     MATRIX TO VP ENGINEERING FOR ENGINEERING SUPPORT

     VP MARKETING IS EXPERIENCED MASS MARKETEER, NOT NECESSARILY WITH ENERGY EXPERIENCE


                              STRONG SVP MARKETING

     DIRECT REPORTS

            - PRODUCT MANAGERS

            - PR MANAGER

            - ADVERTISING MANAGER

            - VP SALES


     SVP MARKETING RESPONSIBLE FOR P&L OF PRODUCTS

     PRODUCT MANAGERS HAVE SALES AND CUSTOMER TARGETS

     SOURCE NEEDS FROM VP ENGINEERING

     SVP MARKETING IS VERY EXPERIENCED MASS MARKETER, NOT NECESSARILY WITH ENERGY EXPERIENCE



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OTHER ACTIONS TO ADDRESS ACCOUNTABILITY

     METRICS

          o TIE BACK PERFORMANCE AND COMPENSATION TO NEW METRICS OF SUCCESS

               - CAC'S PROBLEM IS THAT IT IS A RATIO

               - TARGET SALES AND CUSTOMER COUNT VALUES

          o FORCE COMMON METRICS UP AND DOWN THE CHAIN TO EVERYONE WITH IMPACT

          o MAKE COMPENSATION VARIABLE BASED ON INDIVIDUAL AND TEAM PERFORMANCE


     OTHER

          o INTRODUCE A BOARD OF DIRECTORS

          o PUT IN A CONTROLLER (CFO CAN WAIT UNTIL FUNDING AND NEARER IPO-TIME)



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TECHNOLOGY ISSUES



     E-COMMERCE PLATFORMS LACK ARCHITECTURE AND PROCESS CONTROLS


          - NO GOVERNING SYSTEM OR DATA ARCHITECTURE

          - NO CHANGE CONTROL PROCESS

          - NO DOCUMENTATION

          - WEAK PROJECT MANAGEMENT

          - MAY NOT BE SCALABLE

          - MAY NEED TO START OVER













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CURRENT WEB ARCHITECTURE



     MICROSOFT WEB PLATFORM

          - WEB SERVER IS MS INTERNET INFORMATION SERVER (IIS) 4.0

          - DYNAMIC PAGES VIA ACTIVE SERVER PAGES (ASP)

          - APPLICATION SERVER IS MS SITE SERVER (SS) COMMERCE EDITION 4.0

          - DATABASE IS MS SQL SERVER 6.5

          - THREE TIER ARCHITECTURE ASP --> SS --> SQL SERVER

          - HOSTED BY UUNET (7x24 ENTERPRISE SERVICE AGREEMENT)

     EBID - MAJOR ACCOUNTS

          - 3-4 MONTH LIFE-CYCLE, EVOLUTIONARY DEVELOPMENT

          - REQUIREMENTS DEFINED BY PRODUCT DEVELOPMENT

          - DEVELOPED REMOTELY BY WIPRO OFFSHORE IN 3-MONTHS

          - MAINTAINED REMOTELY BY WIPRO

          - USABILITY TESTING AT GASMART AFTER DEVELOPMENT

     ENROLLMENTS - MASS MARKETS

          - 2-3 MONTH LIFE-CYCLE, EVOLUTIONARY DEVELOPMENT

          - REQUIREMENTS DEFINED BY SALES REP'S

          - DEVELOPED AND MAINTAINED ON-SITE BY SOFTWARE ARCHITECTS

          - LITTLE OR NO USABILITY TESTING




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IT ISSUES AND RECOMMENDATIONS


                                 CURRENT ISSUES

WEAK PROJECT MANAGEMENT

NO DEVELOPMENT PROCESS/METHODOLOGY

REQUIREMENTS NOT REVENUE FOCUSED

SCALABILITY OF PURE MS SOLUTION?

MIDDLE TIER IS NOT UTILIZED - PAGES DIRECTLY ACCESS DATABASE

SEPARATE DATABASES FOR EACH APPLICATION


                               RECOMMENDED STEPS

STRENGTHEN IT STAFF

     - LEADERSHIP AND MANAGEMENT

     - DATA ARCHITECT WITH ENERGY DOMAIN KNOWLEDGE

REQUIREMENTS AND USABILITY DRIVEN BY MARKETING

INSTITUTE DEVELOPMENT PROCESS/METHODOLOGY

SERVICE ORIENTED ARCHITECTURE (COMMON SERVICES)

APPLICATION SPECIFIC LOGIC IN FRONT-END PAGES

ONE COMMON DATA MODEL


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